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                                                                 Exhibit 10.8(a)

                               AMENDMENT NO. 1 TO
                       APPLIED GRAPHICS TECHNOLOGIES, INC.
              AMENDED AND RESTATED 1998 INCENTIVE COMPENSATION PLAN


         WHEREAS, Applied Graphics Technologies, Inc., a Delaware corporation (the "Company") adopted the Applied Graphics Technologies, Inc. 1998 Incentive Compensation Plan effective as of May 27, 1998 (as amended and restated, the "Plan");

         WHEREAS, Section 16.2 of the Plan provides that, in certain circumstances, the Board of Directors may amend the Plan at any time;

NOW, THEREFORE, the Plan is hereby amended effective as of May 8, 2000 as follows:

         1. Section 7.4 of the Plan is amended and restated in its entirety to read as follows:

                  "7.4 Vesting Date. The Committee shall specify the Vesting Date with respect to each Stock Option in the Award Agreement. The Committee may grant stock options that are Vested, either in whole or in part, on the date of grant. If the Committee fails to specify a Vesting Date in the Award Agreement, such Stock Option shall become exercisable in accordance with the following schedule:

                  ANNIVERSARY OF DATE OF GRANT                      CUMULATIVE
                  ----------------------------                     PERCENT THAT
                                                                       VESTS
                                                                       -----
                  LESS THAT 1 YEAR............................          0%
                  On the first anniversary date...............         20%
                  On the second anniversary date..............         40%
                  On the third anniversary date...............         60%
                  On the fourth anniversary date..............         80%
                  On the fifth anniversary date...............        100%

                  The Vesting of a Stock Option may also be subject to such other terms and conditions as shall be determined by the Committee, including, without limitation, accelerating the Vesting (i) based on individual performance or (ii) if certain performance goals are achieved."

         2. In all other respects, the Plan is hereby ratified and confirmed.

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         3.       Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Plan.